[COMDISCO LOGO]                                           MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT dated DECEMBER 31, 1996 by and between COMDISCO, INC. ("Lessor") and ROMAC INTERNATIONAL, INC. ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.13):

1. PROPERTY LEASED.

     Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

2. TERM.

     On the Commencement Date Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3. RENT AND PAYMENT.

     Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's Invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate.

4. SELECTION AND WARRANTY AND DISCLAIMER OF WARRANTIES.

     4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor.

     4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5. TITLE AND ASSIGNMENT.

     5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Except as provided in Sections 5.2 and 7.2, Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

     5.2 Relocation or Sublease. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United Stares provided (i) the Equipment will not be used by an entity exempt from federal income tax and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

     Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such Initial Term of the applicable Schedule, Lessee shall remain obligated upon the expiration of the Initial Term to return such Equipment, or, at Lessor's sole discretion to (i) return Like Equipment or (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to Section 2.

     No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the applicable Schedule.

     5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

     (a) The Secured Party will be entitled to exercise all of Lessors rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule;

     (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor, Lessee reserves its right to have recourse directly against Lessor for any defense or claim; and

     (c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6. NET LEASE AND TAXES AND FEES.

     6.1 Net Lease. Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

     6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. CARE, USE AND MAINTENANCE, ATTACHMENTS AND RECONFIGURATIONS AND INSPECTION BY LESSOR.

     7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and upon request will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.


     7.2 Attachments and Reconfigurations. Upon prior written notice to Lessor, Lessee may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment, Lessee shall, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturers specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts are removed from the Equipment during the Reconfiguration or Attachment, the restoration will include, at Lessee's option, the installation of either the original removed parts or Like Parts. Alternatively. with Lessor's prior written consent which will not be unreasonably withheld, Lessee may return the Equipment with any Attachment or upgrade. If any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration shall be accessions to the Equipment.

     However, if the Reconfiguration or Attachment (i) adversely affects Lessor's tax benefits relating to the Equipment; (ii) is not capable of being removed without causing material damage to the Equipment: or (iii) if at the time of the Reconfiguration or Attachment the manufacturer does not offer on a commercial basis a means for the removal of the additional items; then such Reconfiguration or

Attachment is subject to the prior written consent of Lessor.

      7.3 Inspection by Lessor. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. REPRESENTATIONS AND WARRANTIES OF LESSEE.
      Lessee represents and warrants that for the Master Lease and each
Schedule:

      (a) The execution, delivery and performance of the Lessee have been duly authorized by all necessary corporate action;

      (b)   The individual executing was duly authorized to do so;

      (c) The Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee enforceable in accordance with their terms; and

      (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

9. DELIVERY AND RETURN OF EQUIPMENT.
      Lessee assumes the full expense of transportation and in-transit insurance to Lessee's premises and for installation of the Equipment. Upon expiration or termination of each Schedule, Lessee will, at Lessor's instructions and at Lessee's expense (including transportation and in-transit insurance), have the Equipment deinstalled, audited by the manufacturer, packed and shipped in accordance with the manufacturer's specifications and returned to Lessor in the same operating order, repair and appearance as when installed (ordinary wear and tear excluded), to a location within the continental United States as directed by Lessor. All items returned to Lessor in addition to the Equipment become property of Lessor.

1O. LABELING.
      Upon request, Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. INDEMNITY.
      Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12. RISK OF LOSS.

      12.1 Lessee's Risk of Loss. If the Schedule indicates that the Lessee has responsibility for the risk of loss of the Equipment, then the following terms will apply:

      Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration. The Lessee will furnish appropriate evidence of such insurance.

      Lessee shall promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss. Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessor's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further Rent for the item of Equipment will cease.

      12.2 Lessor's Risk of Loss. If the Schedule indicates that the Lessor has responsibility for the risk of loss of the Equipment, then the following terms will apply:

      Effective upon delivery and throughout the Initial Term of a Schedule and any extension, Lessor agrees to insure the Equipment against physical damage to or loss or destruction due to external cause as specified by the terms of Lessor's then current Insurance policy. Lessor relieves Lessee of responsibility for physical damage to or loss or destruction of Equipment reimbursed by that insurance. Lessee will give Lessor prompt notice of any damage, loss or destruction to any item of Equipment and Lessor will determine within fifteen
(15) days of its receipt of that notice whether the item has suffered a Casualty Loss.

      If any item of Equipment suffers damage or a Casualty Loss which is reimbursable under Lessor's insurance, upon payment by Lessee of Lessor's deductible. Lessor will: (i) (for damaged Equipment) arrange and pay for the repair of any damaged item of Equipment; or (ii) (for any Casualty Loss) at Lessor's option either replace the item of Equipment with Like Equipment, or upon payment of all other amounts due by Lessee terminate the relevant Schedule as it relates to that item of Equipment.

      If any item of Equipment suffers damage or a Casualty Loss which is not reimbursable under Lessor's insurance, then Lessee will comply with the provisions of the last paragraph of Section 12.1 regarding repair, replacement or payment of Casualty Value.

      If Lessor fails to maintain insurance coverage as required by this subsection 12.2, Lessee will assume such risk of loss and, at the request of any Assignee or Secured Party, will promptly provide insurance coverage. This paragraph does not relieve Lessor of its obligations to maintain coverage of the Equipment.

13. DEFAULT, REMEDIES AND MITIGATION.

      13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

      (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due it that failure continues for ten (10) days after written notice; or

      (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for fifteen (15) days after written notice; or

      (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

      (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

      13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

      (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

      (b) recover from Lessee any damages and or expenses, including Default Costs;

      (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

      d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

      (e)   pursue any other remedy permitted by law or equity.

      The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

      13.3 Mitigation. Upon return of the Equipment pursuant to the terms of
Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

      (a) If sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

      (b) If leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

      Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. ADDITIONAL PROVISIONS.

      14.1 Entire Agreement. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

      14.2 No Waiver. No action taken by Lessor or Lessee shall be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

      14.3 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

      14.4 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

      14.5 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

      14.6 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

      14.7 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

      14.8 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

      14.9 Nonspecified Features and Licensed Products. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee, provided that Lessee will not unreasonably delay the removal of such features.

      Lessee shall obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

      14.10 Additional Documents. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with an aggregate Rent in excess of $2,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel regarding the representations and warranties in Section 8. Lessee will furnish, upon request, audited financial statements for the most recent period.

      14.11 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

      14.12 Lessor's Right to Match. Lessee's rights under Section 5.2 and 7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee shall obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

      14.13 Definitions

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

ATTACHMENT - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, it a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT CERTIFICATE - means the Lessor provided certificate which must be signed by Lessee within ten days of the Commencement Date as requested by Lessor.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

EQUIPMENT - means the property described on a Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule but not including any Attachment.

EVENT OF DEFAULT - means the events described in Subsection 13.1.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INSTALLATION DATE - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

LIKE PART - means a substituted part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment.

NOTICE PERIOD - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

OVERDUE RATE - means the lesser of 18% per year or the maximum rate permitted by the law of the state where the Equipment is located.

OWNER - means the owner of Equipment.

RECONFIGURATION - means any change to Equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

RENT - means the rent, including Interim Rent, Lessee will pay for each item of Equipment expressed in a Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means an Equipment Schedule which incorporates all of the terms and conditions of this Master Lease and, for purposes of Section 14.8, its associated Commencement Certificates(s)

SECURED PARTY - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

  ROMAC INTERNATIONAL, INC.            COMDISCO, INC.,
--------------------------
as Lessee                              as Lessor

By: /s/ Peter Dominici                 By: /s/ John J. Christopher
   -----------------------                -------------------------------------
Title: Secretary/Treasurer             Title: JOHN J. CHRISTOPHER
       -------------------                    VICE PRESIDENT/MARKETING DIVISION
                                              ---------------------------------

         ADDENDUM NUMBER 1 DATED DECEMBER 31, 1996 TO THE MASTER LEASE AGREEMENT DATED DECEMBER 31, 1996 BETWEEN ROMAC INTERNATIONAL,
                  INC., AS LESSEE AND COMDISCO, INC., AS LESSOR

                                   WITNESSETH

WHEREAS, Lessee and Lessor have entered into a Master Lease Agreement dated December 31, 1996(the "Master Lease");

WHEREAS, Lessee and Lessor want to amend the Master Lease Agreement as provided herein; and

NOW THEREFORE, notwithstanding anything to the contrary contained in the Master Lease between the parties hereto, date on even date herewith, and in consideration of the mutual promises, covenants and conditions contained in the Master Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Controlling Terms: This Addendum shall become a part of the Master Lease and shall be read together with the Master Lease as one single document. To the extent that there shall be any conflict as between terms and provisions contained in the Master Lease and those contained herein, the terms and provisions set forth herein shall control.

2. Section 2. Term. Add the following to the last sentence:

", except as may be provided in the Equipment Schedule(s) to this Master Lease Agreement."

3. Section 12. Risk of Loss. In subsection 12.1, third paragraph, delete ", at Lessor's option,"

4. Section 13. Default. Default, Remedies and Mitigation. In subsection 13.3 Mitigation., first paragraph, line 10, insert after the phrase "privilege of purchasing the Equipment" the phrase ", at its then Fair Market Value".

IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed as of the date first written above.

LESSEE: Romac International, Inc.       LESSOR: Comdisco, Inc.

By: /s/ Peter Dominici                  By: /s/ John J. Christopher
   ------------------------                -------------------------------------
Name: Peter Dominici                    Name: JOHN J. CHRISTOPHER
     ----------------------                  -----------------------------------
Title: Secretary/Treasurer              Title: VICE PRESIDENT/MAKKETING DIVISION
---------------------------                   ----------------------------------

                                                                   01-SL78496-00

                            EQUIPMENT SCHEDULE NO. 1

                             DATED DECEMBER 31, 1996

       TO MASTER LEASE AGREEMENT DATED DECEMBER 31, 1996 ("Master Lease")

LESSEE: ROMAC INTERNATIONAL, INC.           LESSOR: COMDISCO, INC.

ADDRESS FOR LEGAL NOTICES:                  ADDRESS FOR ALL NOTICES:

120 West Hyde Park Place                    6111 North River Road
Suite 150                                   Rosemont, Illinois 60018
Tampa, FL 33606                             Attn: PC Product Group

Attn: Corporate Secretary

ADDRESS FOR ADMINISTRATIVE CORRESPONDENCE   ADDRESS FOR INVOICES:

120 West Hyde Park Place                    120 West Hyde Park Place
Suite 150                                   Suite 150
Tampa, FL 33606                             Tampa, FL 33606

ATTN: Peter Dominici                        ATTN: Sue Strand
PHONE: 813-259-2767
FAX: 813-254-9640                           LESSEE REFERENCE NO:

                                            (24 digits maximum)

                                            INITIAL TERM/
                                            RENT INTERVAL: 12 Quarters

LOCATION OF EQUIPMENT:
                                            ESTIMATED QUARTERLY RENT:$172,452.00

Various Locations - See Vendor Invoices

ATTN: Ken Graham
PHONE: 813-259-2781

EQUIPMENT (as defined below):

ITEM               MACHINE   MODEL/                                   SERIAL
NO.   QTY   MFG.   TYPE      FEATURE             DESCRIPTION          NUMBER

                      ***SEE ATTACHED EQUIPMENT LISTING***

RISK OF LOSS: Pursuant to the Master Lease, Lessor and Lessee agree that the risk of loss is the responsibility of the Lessee.

NOTICE PERIOD: not less than sixty (60) days nor more than twelve (12) months prior to the expiration of the lease term. If Lessee gives proper written notice of termination but fails to return the Equipment within ten (10) days after the expiration date of the Initial Term, the Lease will be reinstated and an additional sixty (60) days written notice of termination will be required, which termination will be effective at the end of the month following the 60 day notice requirement. The periodic Rent will continue at the current rate until the effective date of the written notice of termination and the Equipment is returned.

SPECIAL TERMS: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Master Lease Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

1.    COMMENCEMENT DATE AND PURCHASE/LEASEBACK

      The Commencement Date for each item of Equipment will be the day on which that item is installed and accepted by Lessee in writing pursuant to an invoice or Commencement Certificate as described herein and shall be the earlier of (i) twenty (20) business days from the Invoice date, or (ii) the date Lessee executes the Invoice or Commencement Certificate. Lessee agrees to confirm the Commencement Date by providing Lessor with either a Commencement Certificate in the form provided by Lessor or the vendor's invoice containing the Equipment location, description, serial number and cost, the Commencement Date and Lessee's signature, within ten (10) days of the Commencement Date. The Initial Term will begin on the first day of the calendar quarter following the Commencement Date for all items of Equipment.

      Lessor's obligations under this Equipment Schedule and the periodic Rent described in this Equipment Schedule are contingent upon Lessor purchasing the Equipment for an aggregate amount of approximately $2,065,915.00 pursuant to satisfactory purchase documentation. Lessee acknowledges that it has either received or approved Lessor's Assignment of On-Order Equipment for the Equipment. Lessee acknowledges that Lessor's obligations under this Equipment Schedule are contingent upon Lessor purchasing the Equipment for $2,065,915.00 as detailed in a Purchase Agreement (the "Agreement") dated December 30, 1996 by and between Lessee and Mon-Wal, Inc., ("Waldec"). Therefore, Lessee assigns and Lessor accepts assignment of the Agreement in accordance with the Assignment of On-Order Equipment. If the Commencement Date occurs later than June 30, 1997 ("Outside Date"), if the Commencement Certificate or vendor invoices are not provided within ten (10) days of the Commencement Date, or if the cost or configuration of the Equipment changes, Lessor may adjust the Lease Rate Factors or the periodic Rent to reflect any additional costs or expense resulting from those changes.

2.    SUBSTITUTION/SERIAL NUMBER INDEPENDENCE

      Upon expiration or termination of this Equipment Schedule, Lessee will have the right, at Lessee's sole discretion, to substitute for any item of Equipment, another item of "Like Equipment", which is defined as having the same location, model, type, configuration and manufacturer as the item of Equipment being substituted, and is in the condition required under the Master Lease. The Like Equipment will either be under lease from Lessor or owned lien free by Lessee. Upon delivery of Lessee owned Like Equipment to Lessor, Lessee will transfer ownership of the Like Equipment to Lessor, and Lessor will transfer ownership for the item of Equipment being substituted to Lessee. Upon expiration or termination of the Equipment Schedule, whether Lessee returns the Equipment or Like Equipment, Lessor will process the return based on the number of units returned per location and will not process the return by serial number.

3.    BLENDED LEASE RATE FACTOR

      If the Invoice lists attachments, additions, other equipment, related software, or associated charges not described in this Equipment Schedule ("Additional Charges"), Lessor and Lessee hereby agree that Lessor may, at its sole discretion, accept any or all Additional Charges for lease under this Equipment Schedule. Lessor's payment of the purchase price for Additional Charges will evidence Lessor's acceptance of the Additional Charges for lease under this Equipment Schedule. The term "Additional Charges" will have the same meaning as the term "Equipment" under this Equipment Schedule, except the Lease Rate Factor for the Additional Charges will be .0939 unless otherwise agreed to in writing by the parties, subject to all Lease Rate Factor adjustments set forth in this Equipment Schedule. A blended Lease Rate Factor will be calculated by dividing the total periodic Rent, based on the individual Lease Rate Factors shown above, by the total acquisition cost.

4.    INTEREST RATE CHANGE

      The Lease Rate Factors or the periodic Rent described in this Equipment Schedule have been calculated using an interest rate based on the 3-year U.S. Treasury Constant Maturity of 5.82% as described in the Federal Reserve Statistical Release H.15 ("Treasury Rate"). If on the
      Commencement Date for the last item of Equipment prior to the beginning of the Initial Term, the Treasury Rate is greater or there is an adverse change in Lessee's credit standing then the Lease Rate Factors shall be increased by .0001 for each 25 basis points by which the then current Treasury Rate exceeds the current Treasury Rate of 5.82%, Lessor may adjust the Lease Rate Factors or the periodic Rent accordingly. Increases of the Treasury Rate by increments of less than 25 basis points will have no effect on the Lease Rate Factors.

5.    IN-TERM OPTIONS

      If Lessee is not in default and gives Lessor at least thirty (30) days prior written notice, Lessee will have the option to purchase all, but not less than all, Equipment for a price equal to the present value of the remaining payment stream of all Rent due under the Equipment Schedule, discounted at the same rate of interest at which such Equipment Schedule was discounted with a Secured Party or, if there is no Secured Party, then discounted at 6%, plus the Fair Market Value of the Equipment at the expiration of the Initial Term or extended term.

6.    END OF TERM OPTIONS

      If Lessee is not in default and gives Lessor at least sixty (60) days prior written notice, Lessee will have the option solely at the expiration of the Initial Term to (a) extend the Initial Term for all, but not less than all, Equipment for a twelve (12) month period at periodic Rents inclusive of a 10% percent reduction on all hardware and a 80% reduction on all install/configuration costs, software and other soft costs, or (b) extend the Initial Term for all, but not less than all, Equipment for a twenty-four (24) month period at periodic Rents inclusive of a 35% reduction on all hardware and a 90% reduction on all install/configuration costs, software and other softcosts, or (c) return the Equipment to Lessor. If Lessee fails to provide written notice, then the Summary Schedule will continue in full force and effect until terminated in accordance with its terms.

7.    WARRANTIES

      Lessor and Lessee agree that all rights with respect to warranties, licenses, servicing, training, and other items contained in the Purchase Agreement dated December 30, 1996 by and Between Lessee and Waldec will be for the benefit of Lessee for the term of the Lease or any Lease extension. Lessee hereby agrees that it will not exercise any rights or warranties which may adversely affect Lessor's title to the Equipment without the prior written consent of Lessor and its assigns under the Lease.

8.    GENERAL TECHNOLOGY REFRESH PROVISION

      If Lessee is not in default, and assuming all required third party consents are obtained, Lessor will, on Lessee's request enter into negotiation of a contract in which Lessor would on mutually agreeable terms and conditions, lease to Lessee standard feature and/or equipment model upgrades to the Equipment offered either by the Equipment manufacturer or by another manufacturer.

9.    EARLY TERMINATION

      As long as Lessee is not in default and gives Lessor sixty (60) days prior written notice, Lessee may terminate this Equipment Schedule with respect to any, or all, of the Equipment effective upon the expiration of the 1st quarter of the Initial Term only (the "Termination Date"), provided that
      (i) all outstanding amounts due and owing on the Termination Date have been paid by Lessee and (ii) Lessee has returned the Equipment to Lessor pursuant to the Master Lease. Following payment by Lessee of the amounts set forth above and return of the Equipment, Lessee obligations under this Equipment Schedule shall terminate except for such obligations which survive termination.

MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Equipment Schedule as if expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in the Master Lease) except as modified by this Equipment Schedule. This Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

ROMAC INTERNATIONAL, INC.               COMDISCO, INC.
as Lessee                               as Lessor

By:/s/ Peter Dominici                   By: /s/ John J. Christopher
   ----------------------                  -------------------------------------
Title: Secretary/Treasurer              Title: JOHN J. CHRISTOPHER
                                               VICE PRESIDENT/MARKETING DIVISION
      -------------------                      ---------------------------------
Date: 12/31/96                          Date: 1/31/97
     --------------------                    -----------------------------------


---------------------------------------------------------------------------------------------------------
        LEASED EQUIPMENT SCHEDULE                                                               TOTAL
---------------------------------------------------------------------------------------------------------
                                                                UNIT COST       # OF UNITS      COST
---------------------------------------------------------------------------------------------------------
                DESK TOP-PC
---------------------------------------------------------------------------------------------------------
           WORKSTATIONS HARDWARE
---------------------------------------------------------------------------------------------------------
HP VECTRA XM4 mod 1280 P-133, 1.2gb; 16 mb                      $1,553                  420     $652,260
---------------------------------------------------------------------------------------------------------
VIEWSONIC CSP 17" MONITOR                                         $620                  420     $260,400
---------------------------------------------------------------------------------------------------------
MPM 16MB UPGRADE                                                  $154                  420      $64,680
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        TOTAL WORKSTATIONS HARDWARE:                            $2,327                  420     $977,340
---------------------------------------------------------------------------------------------------------
           WORKSTATION SOFTWARE:
---------------------------------------------------------------------------------------------------------
HUMMINGBIRD EXCEED DESKTOP 100 USER                               $324                  420     $136,080
---------------------------------------------------------------------------------------------------------
MASTRO SOLO DESKTOP 100 USER                                      $149                  420      $62,580
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT LIC                                $287                  420     $120,540
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT 2 YR MAINT                         $165                  420      $69,300
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT LIC                                   $149                  420      $62,580
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT 2 YR MAINT                             $58                  420      $24,360
---------------------------------------------------------------------------------------------------------
          TOTAL WORKSTATION SOFTWARE                            $1,132                  420     $475,440
---------------------------------------------------------------------------------------------------------
          WORKSTATION CONFIG/INSTALL:
---------------------------------------------------------------------------------------------------------
WORKSTATION CONFIGURATION                                         $130                  420       $54,600
---------------------------------------------------------------------------------------------------------
WORKSTATION ONSITE INSTALLATION                                   $125                  420       $52,500
---------------------------------------------------------------------------------------------------------
        TOTAL WORKSTATION CONFIG/INSTALL                          $255                  420      $107,100
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
            TOTAL DESKTOP - PC                                  $3,714                  420    $1,559,880
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
            DESKTOP-NOTEBOOK
---------------------------------------------------------------------------------------------------------
        NOTEBOOK COMPUTER HARDWARE
---------------------------------------------------------------------------------------------------------
COMPAQ LTE 5300 P-133; 12.1 SCREEN; 1.35 GB; 16MB;              $4,569                   40      $182,760
---------------------------------------------------------------------------------------------------------
DOCKING STATION                                                   $550                   40       $22,000
---------------------------------------------------------------------------------------------------------
MPM - 16MB UPGRADE                                                $176                   40        $7,040
---------------------------------------------------------------------------------------------------------
COMPAQ KEYBOARD                                                    $84                   40        $3,360
---------------------------------------------------------------------------------------------------------
COMPAQ MOUSE                                                       $35                   40        $1,400
---------------------------------------------------------------------------------------------------------
VIEWSONIC 17" MONITOR                                             $620                   40       $24,800
---------------------------------------------------------------------------------------------------------
US ROBOTICS PCMCIA 28.8 FAX MODEM                                 $228                   40        $9,120
---------------------------------------------------------------------------------------------------------
    TOTAL NOTEBOOK COMPUTER HARDWARE                            $6,262                   40      $250,480
---------------------------------------------------------------------------------------------------------
        NOTEBOOK SOFTWARE:
---------------------------------------------------------------------------------------------------------
HUMMINGBIRD EXCEED DESKTOP 100 USER                               $324                   40       $12,960
---------------------------------------------------------------------------------------------------------
MASTRO SOLO DESKTOP 100 USER                                      $149                   40        $5,960
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT LIC                                $287                   40       $11,480
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT 2 YR MAINT                         $165                   40        $6,600
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT LIC                                   $149                   40        $5,960
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT 2 YR MAINT                             $58                   40        $2,320
---------------------------------------------------------------------------------------------------------
        TOTAL NOTEBOOK SOFTWARE                                 $1,132                   40       $45,280
---------------------------------------------------------------------------------------------------------
        NOTEBOOK CONFIG/INSTALL
---------------------------------------------------------------------------------------------------------
WORKSTATION CONFIGURATION                                         $130                   40        $5,200
---------------------------------------------------------------------------------------------------------
WORKSTATION ONSITE INSTALLATION                                   $125                   40        $5,000
---------------------------------------------------------------------------------------------------------
    TOTAL NOTEBOOK CONFIG/INSTALL                                 $255                   40       $10,200
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        TOTAL DESKTOP - NOTEBOOK                                $7,649                   40      $305,960
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                FILE SERVERS
---------------------------------------------------------------------------------------------------------
        BRANCH NT SERVER - HARDWARE
HP NETSERVER LX2 PRO 6/166 - 1 ARRAY, DUAL PENTIUM
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
        LEASED EQUIPMENT SCHEDULE                                                               TOTAL
---------------------------------------------------------------------------------------------------------
                                                                UNIT COST       # OF UNITS      COST
---------------------------------------------------------------------------------------------------------
PRO 166 MHZ PROCESSOR - 128 MB RAM - 4X CD ROM
---------------------------------------------------------------------------------------------------------
512K CACHE - 6 PCI - 4EISA SLOTS                                $17,280                 25      $432,000
---------------------------------------------------------------------------------------------------------
(4) X HP 2.1 GB HOT SWAP FAST ULTRA WIDE SCSI                    $4,044                 25      $101,100
---------------------------------------------------------------------------------------------------------
VIEWSONIC 14" SVGA MONITOR                                         $254                 25        $6,350
---------------------------------------------------------------------------------------------------------
HP 6000I INTERNAL 4GB DAT                                          $990                 25       $24,750
---------------------------------------------------------------------------------------------------------
INTEL ETHEREXPRESS 10/100 NIC                                      $107                 25        $2,675
---------------------------------------------------------------------------------------------------------
                                                                                        25            $0
---------------------------------------------------------------------------------------------------------
SUBTOTAL BRANCH NT SERVERS - HARDWARE                           $22,675                 25      $566,875
---------------------------------------------------------------------------------------------------------
        SERVER HARDWARE OPTIONS:
---------------------------------------------------------------------------------------------------------
CD TOWER 4X DRIVES - 7 BAY                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
CD TOWER 8X DRIVES - 7 BAY                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
HP 6000I TAPE DRIVE (6GB)                                            $0                 25            $0
---------------------------------------------------------------------------------------------------------
APC SMART-UPS W/POWERCHUTE                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
                                                                                        25            $0
---------------------------------------------------------------------------------------------------------
        TOTAL SERVER HARDWARE OPTIONS:                               $0                 25            $0
---------------------------------------------------------------------------------------------------------
TOTAL BRANCH NT SERVER - HARDWARE                               $22,675                 25      $566,875
---------------------------------------------------------------------------------------------------------
               SERVER SOFTWARE:
---------------------------------------------------------------------------------------------------------
SEAGATE/ARCADA BACKUP EXEC FOR WIN NT                              $443                 25       $11,075
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE SERVER LICENSE MOLP-8                       $1,510                 25       $37,750
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE SERVER 2 YR UPGRADE ADVTG                     $605                 25       $15,125
---------------------------------------------------------------------------------------------------------
                                                                     $0                 25            $0
---------------------------------------------------------------------------------------------------------
           TOTAL SERVER SOFTWARE                                 $2,558                 25       $63,950
---------------------------------------------------------------------------------------------------------
               SERVER CONFIG/INSTALL
---------------------------------------------------------------------------------------------------------
SERVER CONFIGURATION                                               $250                 25        $6,250
---------------------------------------------------------------------------------------------------------
SERVER ON-SITE INSTALLATION                                        $120                 25        $3,000
---------------------------------------------------------------------------------------------------------
UNKNOWN                                                              $0                 25            $0
---------------------------------------------------------------------------------------------------------
        TOTAL SERVER CONFIG/INSTALL                                $370                 25        $9,250
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      TOTAL BRANCH NT SERVER - OPTION 1                         $25,603                 25      $640,075
---------------------------------------------------------------------------------------------------------
OTHER SOFTCOSTS - (TRAVEL, CUSTOM CONFIGURATION,
---------------------------------------------------------------------------------------------------------
  PROJECT MANAGEMENT, FREIGHT, ETC.....)                                                        $150,000
---------------------------------------------------------------------------------------------------------
                                                                                                --------
---------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COSTS                                                                         $2,655,915
---------------------------------------------------------------------------------------------------------
                                                                                              ==========
---------------------------------------------------------------------------------------------------------
SUMMARY OF COSTS:
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL HARDWARE COSTS                                                                          $1,794,695
---------------------------------------------------------------------------------------------------------
TOTAL SOFTWARE COSTS                                                                            $584,670
---------------------------------------------------------------------------------------------------------
TOTAL INSTALLATION AND CONFIGURATION COSTS                                                      $276,550
---------------------------------------------------------------------------------------------------------
                                                                                              ----------
---------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COSTS                                                                         $2,655,915
---------------------------------------------------------------------------------------------------------
                                                                                              ==========
---------------------------------------------------------------------------------------------------------

               ASSIGNMENT OF ON-ORDER EQUIPMENT (MULTIPLE DELIVERY)

Assignor:        ROMAC INTERNATIONAL, INC.   Assignee:     COMDISCO, INC.
                 120 West Hyde Park Place                  6111 North River Road
                 Suite 150                                 Rosemont, IL 60018
                 Tampa, FL 33606

Attn:            Peter Dominici                  Attn:      PC Product Group

Vendor:          Waldec Group
                 5050 W. Lemon St.
                 Tampa, FL 33609

Attn:            Larry Miller

Effective December 31, 1996, Assignor assigns to Assignee the right to purchase the equipment (the "Equipment") described on Attachment A pursuant to applicable purchase documentation for the Equipment between Assignor and Vendor (the "Purchase Agreement"); provided, however, that this Assignment will only apply to Equipment described, and at the cost specified, on Attachment A for which Assignee receives Commencement Certificates or invoices over the period from January 15, 1997 to June 30, 1997 and up to an aggregate purchase price of $2,065,915.00.

1.    LEASE

      The parties agree that this agreement has been entered on the basis that the Equipment will be leased by Assignee to Assignor pursuant to Equipment Schedule No. 1 to the Master Lease Agreement dated as of December 31, 1996 between the Assignor and Assignee (collectively the "Lease").

2.    TITLE

      Vendor and Assignor agree that title to each item of Equipment will vest in Assignee on the date the item of Equipment is shipped to Assignor. Assignee agrees that Vendor will have a purchase money security interest in each item of Equipment until full payment of the purchase price is made to Vendor for that item.

3.    PURCHASE AGREEMENT OBLIGATIONS/PAYMENT

      Assignee will be obligated to pay the purchase price for the Equipment. Assignor will be responsible for all other obligations of Purchaser under the Purchase Agreement. Assignee's obligation to pay the purchase price will only be for complete system configurations of the Equipment which are installed and accepted by Assignor. The purchase price will be paid on a monthly basis following the receipt by Assignee of (i) a Commencement Certificate in a form satisfactory to Assignee evidencing Assignor's acceptance of the Equipment and (ii) an invoice for complete system configurations which has been approved by Assignor for the Equipment. Vendor will look solely to Assignor for payment prior to the date Assignee is obligated to pay if the Purchase Agreement requires earlier payment and Assignee will reimburse Assignor the purchase price Assignor has paid following Assignor's acceptance of the Equipment, provided, however, title to the Equipment will nevertheless vest in Assignee as provided above.

4.    ALTERATIONS

      Vendor agrees that if changes in the Equipment configuration or cost specified on Attachment A occurs on or prior to the date of acceptance, Vendor will provide to Assignor and Assignee within 5 days, a change notice which reflects in writing the revised Equipment configuration, Equipment serial number, location, cost per item and location and, if applicable, revised licensed software charges.

5.    Miscellaneous

      (a) Vendor agrees to provide Assignee with a Bill of Sale following the full payment of the Purchase Price to evidence the passage of title to the Equipment to Assignee free and clear of all claims, liens and encumbrances.

      (b) Assignee and Vendor agree that all rights with respect to warranties, licenses, servicing, training, and other items will be for the benefit of Assignor for the term of the Lease, provided, however, Assignor and Vendor will not amend, modify, supplement, rescind, cancel or terminate any term of the Purchase Agreement without the prior written consent of Assignee. Assignor hereby agrees that it will not exercise any rights or warranties which may adversely affect Assignee's title to the Equipment without the prior written consent of Assignee and its assigns under the Lease.

      (c) Vendor, Assignor and Assignee further agree, with respect to licensed products, if any, that:

            (i) Vendor will look solely to Assignor and relieve Assignee of any obligations for the performance of any terms and conditions of the Purchase Agreement (or an associated license agreement);

            (ii) Assignee will obtain no title in the licensed products except that Vendor hereby grants to Assignee the right to remarket the licensed products upon the occurrence of an Event of Default by the Assignor under the Lease or upon termination of the Lease (by expiration or otherwise) provided that Vendor will have no obligation to either Assignee or any subsequent user except to permit the use of the licensed products, in its then current state, in perpetuity for no additional payment;

      (d) If Assignor is in default under the Lease or there is an adverse change in Assignor's credit standing, Assignee, at its option and upon prior written notice to Vendor and Assignor, will be relieved of its obligations under this Assignment for Equipment which Assignee has not received a Commencement Certificate or approved invoices from Assignor, prior to the date of that notice.

Assignor and Assignee agree to deliver to the Vendor in a timely fashion, all documents required for submission to the Vendor, to permit the assignment and purchase of the Equipment.

ASSIGNOR: ROMAC INTERNATIONAL, INC.     ASSIGNEE: COMDISCO, INC.

By: /s/ Peter Dominici                  By: /s/ John Christopher
Title: Secretary/Treasurer              Title: JOHN J. CHRISTOPHER
                                               VICE PRESIDENT/MARKETING DIVISION

VENDOR: WALDEC GROUP
By: /s/ LARRY MILLER
Title: Director of Sales

                                  ATTACHMENT A
                TO THE ASSIGNMENT OF ON-ORDER EQUIPMENT AGREEMENT
                      DATED AS OF DECEMBER 31, 1996 BETWEEN
                      ROMAC INTERNATIONAL INC. AS ASSIGNOR,
                          COMDISCO, INC. AS ASSIGNEE, AND
                             WALDEC GROUP, AS VENDOR

ITEM                             MACHINE                                PER UNIT
NO.    QTY.      MFG.            TYPE/FEATURE         DESCRIPTION       COST

                      ***SEE ATTACHED EQUIPMENT LISTING***








Initialed:       Assignor /s/ PD  Assignee /s/ JJC  Vendor /s/ LM

---------------------------------------------------------------------------------------------------------
        LEASED EQUIPMENT SCHEDULE                                                               TOTAL
---------------------------------------------------------------------------------------------------------
                                                                UNIT COST       # OF UNITS      COST
---------------------------------------------------------------------------------------------------------
                DESK TOP-PC
---------------------------------------------------------------------------------------------------------
           WORKSTATIONS HARDWARE
---------------------------------------------------------------------------------------------------------
HP VECTRA XM4 mod 1280 P-133, 1.2gb; 16 mb                      $1,553                  420     $652,260
---------------------------------------------------------------------------------------------------------
VIEWSONIC CSP 17" MONITOR                                         $620                  420     $260,400
---------------------------------------------------------------------------------------------------------
MPM 16MB UPGRADE                                                  $154                  420      $64,680
---------------------------------------------------------------------------------------------------------
                                                                                        420         $0
---------------------------------------------------------------------------------------------------------
        TOTAL WORKSTATIONS HARDWARE:                            $2,327                  420     $977,340
---------------------------------------------------------------------------------------------------------
           WORKSTATION SOFTWARE:
---------------------------------------------------------------------------------------------------------
HUMMINGBIRD EXCEED DESKTOP 100 USER                               $324                  420     $136,080
---------------------------------------------------------------------------------------------------------
MASTRO SOLO DESKTOP 100 USER                                      $149                  420      $62,580
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT LIC                                $287                  420     $120,540
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT 2 YR MAINT                         $165                  420      $69,300
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT LIC                                   $149                  420      $62,580
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT 2 YR MAINT                             $58                  420      $24,360
---------------------------------------------------------------------------------------------------------
          TOTAL WORKSTATION SOFTWARE                            $1,132                  420     $475,440
---------------------------------------------------------------------------------------------------------
          WORKSTATION CONFIG/INSTALL:
---------------------------------------------------------------------------------------------------------
WORKSTATION CONFIGURATION                                         $130                  420       $54,600
---------------------------------------------------------------------------------------------------------
WORKSTATION ONSITE INSTALLATION                                   $125                  420       $52,500
---------------------------------------------------------------------------------------------------------
        TOTAL WORKSTATION CONFIG/INSTALL                          $255                  420      $107,100
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
            TOTAL DESKTOP - PC                                  $3,714                  420    $1,559,880
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
            DESKTOP-NOTEBOOK
---------------------------------------------------------------------------------------------------------
        NOTEBOOK COMPUTER HARDWARE
---------------------------------------------------------------------------------------------------------
COMPAQ LTE 5300 P-133; 12.1 SCREEN; 1.35 GB; 16MB;              $4,569                   40      $182,760
---------------------------------------------------------------------------------------------------------
DOCKING STATION                                                   $550                   40       $22,000
---------------------------------------------------------------------------------------------------------
MPM - 16MB UPGRADE                                                $176                   40        $7,040
---------------------------------------------------------------------------------------------------------
COMPAQ KEYBOARD                                                    $84                   40        $3,360
---------------------------------------------------------------------------------------------------------
COMPAQ MOUSE                                                       $35                   40        $1,400
---------------------------------------------------------------------------------------------------------
VIEWSONIC 17" MONITOR                                             $620                   40       $24,800
---------------------------------------------------------------------------------------------------------
US ROBOTICS PCMCIA 28.8 FAX MODEM                                 $228                   40        $9,120
---------------------------------------------------------------------------------------------------------
    TOTAL NOTEBOOK COMPUTER HARDWARE                            $6,262                   40      $250,480
---------------------------------------------------------------------------------------------------------
        NOTEBOOK SOFTWARE:
---------------------------------------------------------------------------------------------------------
HUMMINGBIRD EXCEED DESKTOP 100 USER                               $324                   40       $12,960
---------------------------------------------------------------------------------------------------------
MASTRO SOLO DESKTOP 100 USER                                      $149                   40        $5,960
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT LIC                                $287                   40       $11,480
---------------------------------------------------------------------------------------------------------
MICROSOFT OFFICE 7.0 WIN 95/NT 2 YR MAINT                         $165                   40        $6,600
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT LIC                                   $149                   40        $5,960
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE CLIENT 2 YR MAINT                             $58                   40        $2,320
---------------------------------------------------------------------------------------------------------
        TOTAL NOTEBOOK SOFTWARE                                 $1,132                   40       $45,280
---------------------------------------------------------------------------------------------------------
        NOTEBOOK CONFIG/INSTALL
---------------------------------------------------------------------------------------------------------
WORKSTATION CONFIGURATION                                         $130                   40        $5,200
---------------------------------------------------------------------------------------------------------
WORKSTATION ONSITE INSTALLATION                                   $125                   40        $5,000
---------------------------------------------------------------------------------------------------------
    TOTAL NOTEBOOK CONFIG/INSTALL                                 $255                   40       $10,200
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        TOTAL DESKTOP - NOTEBOOK                                $7,649                   40      $305,960
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                FILE SERVERS
---------------------------------------------------------------------------------------------------------
        BRANCH NT SERVERS - HARDWARE
HP NETSERVER LX2 PRO 6/166 - 1 ARRAY, DUAL PENTIUM
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
        LEASED EQUIPMENT SCHEDULE                                                               TOTAL
---------------------------------------------------------------------------------------------------------
                                                                UNIT COST       # OF UNITS      COST
---------------------------------------------------------------------------------------------------------
PRO 166 MHZ PROCESSOR - 128 MB RAM - 4X CD ROM
---------------------------------------------------------------------------------------------------------
512K CACHE - 6 PCI - 4EISA SLOTS                                $17,280                 25      $432,000
---------------------------------------------------------------------------------------------------------
(4) X HP 2.1 GB HOT SWAP FAST ULTRA WIDE SCSI                    $4,044                 25      $101,100
---------------------------------------------------------------------------------------------------------
VIEWSONIC 14" SVGA MONITOR                                         $254                 25        $6,350
---------------------------------------------------------------------------------------------------------
HP 6000I INTERNAL 4GB DAT                                          $990                 25       $24,750
---------------------------------------------------------------------------------------------------------
INTEL ETHEREXPRESS 10/100 NIC                                      $107                 25        $2,675
---------------------------------------------------------------------------------------------------------
                                                                                        25            $0
---------------------------------------------------------------------------------------------------------
SUBTOTAL BRANCH NT SERVERS - HARDWARE                           $22,675                 25      $566,875
---------------------------------------------------------------------------------------------------------
        SERVER HARDWARE OPTIONS:
---------------------------------------------------------------------------------------------------------
CD TOWER 4X DRIVES - 7 BAY                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
CD TOWER 8X DRIVES - 7 BAY                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
HP 6000I TAPE DRIVE (6GB)                                            $0                 25            $0
---------------------------------------------------------------------------------------------------------
APC SMART-UPS W/POWERCHUTE                                           $0                 25            $0
---------------------------------------------------------------------------------------------------------
                                                                                        25            $0
---------------------------------------------------------------------------------------------------------
        TOTAL SERVER HARDWARE OPTIONS:                               $0                 25            $0
---------------------------------------------------------------------------------------------------------
TOTAL BRANCH NT SERVERS - HARDWARE                              $22,675                 25      $566,875
---------------------------------------------------------------------------------------------------------
               SERVER SOFTWARE:
---------------------------------------------------------------------------------------------------------
SEAGATE/ARCADA BACKUP EXEC FOR WIN NT                              $443                 25       $11,075
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE SERVER LICENSE MOLP-8                       $1,510                 25       $37,750
---------------------------------------------------------------------------------------------------------
MICROSOFT BACKOFFICE SERVER 2 YR UPGRADE ADVTG                     $605                 25       $15,125
---------------------------------------------------------------------------------------------------------
                                                                     $0                 25            $0
---------------------------------------------------------------------------------------------------------
           TOTAL SERVER SOFTWARE                                 $2,558                 25       $63,950
---------------------------------------------------------------------------------------------------------
               SERVER CONFIG/INSTALL
---------------------------------------------------------------------------------------------------------
SERVER CONFIGURATION                                               $250                 25        $6,250
---------------------------------------------------------------------------------------------------------
SERVER ON-SITE INSTALLATION                                        $120                 25        $3,000
---------------------------------------------------------------------------------------------------------
UNKNOWN                                                              $0                 25            $0
---------------------------------------------------------------------------------------------------------
        TOTAL SERVER CONFIG/INSTALL                                $370                 25        $9,250
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      TOTAL BRANCH NT SERVER - OPTION 1                         $25,603                 25      $640,075
---------------------------------------------------------------------------------------------------------
OTHER SOFTCOSTS - (TRAVEL, CUSTOM CONFIGURATION,
---------------------------------------------------------------------------------------------------------
  PROJECT MANAGEMENT, FREIGHT, ETC.....)                                                        $150,000
---------------------------------------------------------------------------------------------------------
                                                                                                --------
---------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COSTS                                                                         $2,655,915
---------------------------------------------------------------------------------------------------------
                                                                                              ==========
---------------------------------------------------------------------------------------------------------
SUMMARY OF COSTS:
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL HARDWARE COSTS                                                                          $1,794,695
---------------------------------------------------------------------------------------------------------
TOTAL SOFTWARE COSTS                                                                            $584,670
---------------------------------------------------------------------------------------------------------
TOTAL INSTALLATION AND CONFIGURATION COSTS                                                      $276,550
---------------------------------------------------------------------------------------------------------
                                                                                              ----------
---------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COSTS                                                                         $2,655,915
---------------------------------------------------------------------------------------------------------
                                                                                              ==========
---------------------------------------------------------------------------------------------------------